                                                                    Exhibit 10.1

April 24, 2000                                                  CONFIDENTIAL
                                                                ------------

MEMO TO:                Harry M. Cornell, Jr.

FROM:                   Ernest C. Jett

SUBJECT:                Harry M. Cornell Employment Agreement
                        Our File No.:  2-111-2B
--------------------------------------------------------------------------------
Your employment Agreement terminates on May 10, 2000, unless it is extended for an additional one-year period upon mutual agreement between you and the Company. (See Tab 1 for a copy of your Agreement. I have highlighted the relevant Section 2.1.) The attached Unanimous Written Consent of the Compensation Committee dated March 14, 2000 extends the term of your Employment Agreement for one year, ending May 10, 2001. (See Tab 2.)

If you agree to the extension of your Employment Agreement, please indicate your agreement by signing below. Thank you.


Executive                               Leggett & Platt, Incorporated


/s/ HARRY M. CORNELL, JR.               /s/ ERNEST C. JETT
-------------------------               ---------------------------
Harry M. Cornell, Jr.                   Ernest C. Jett
                                        Vice President

c:      Felix E. Wright


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                                                                    EXHIBIT 10.1

March 1, 2001

MEMO TO:                Harry M. Cornell, Jr.

FROM:                   Ernest C. Jett

RE:                     Harry M. Cornell Employment Agreement
                        Our File No.: 2-111-2B
______________________________________________________________________________

Dear Harry:

As you know, the Board of Directors approved the extension of your employment agreement for an additional one-year period (May 10, 2001 - May 10, 2002). See Tab 1 for a copy of your agreement.

If you agree to the extension of your Employment Agreement for this one year period, please indicate by signing below. Thank you.

Executive                               Leggett & Platt, Incorporated



/s/ HARRY M. CORNELL, JR.               /s/ ERNEST C. JETT
---------------------------             ---------------------------
Harry M. Cornell, Jr.                   Ernest C. Jett
                                        Vice President

c:      Felix E. Wright